SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 13, 2003

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Meridian Crossings, Suite 850
Minneapolis, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

(952) 851-6000
(Registrant's telephone number)

Items 1-6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	Exhibits:

	Exhibit	Description

	99.1	Amended Press Release issued by BMC Industries, Inc., dated November 13, 2003

Item 8-11.	Not Applicable.

Item 12.	Results of Operations and Financial Condition.

            On November 13, 2003, BMC Industries, Inc. (the "Company") issued a press release announcing third quarter 2003 financial results.  The Company subsequently (on the same day) issued an amended press release to correct inadvertent errors contained in the reconciliation statement information.  A copy of the amended press release is attached as Exhibit 99.1 to this report on Form 8-K/A.

            The information in this Form 8-K/A and the Exhibit attached hereto are provided under Item 12 of Form 8-K/A and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: November 13, 2003	By:	/s/Jon A. Dobson
Jon A. Dobson
	Its:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Amended Press Release, dated November 13, 2003, Announcing Third Quarter 2003 Results.	Electronic Transmission